[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).
Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
Exhibit 10.24(b)

                            CLIFFORD CHANCE US LLP

EXECUTION VERSION

DATED AS OF DECEMBER 29, 2022

VERTICAL HORIZONS,LTD., AS BORROWER

EACH LENDER
IDENTIFIED ON THE SIGNATURE PAGES HERETO, AS LENDERS

CITIBANK, N.A., AS FACILITY AGENT

CITIBANK, N.A., AS ARRANGER

BANK OF UTAH,
NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY, AS SECURITY TRUSTEE

_________________________________________________________

AMENDMENT NO. 1 TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 30, 2022
IN RESPECT OF THE PDP FINANCING OF TWENTY-ONE (21) AIRBUS A320NEO AIRCRAFT AND SIXTY-THREE (63) AIRBUS A321NEO AIRCRAFT
__________________________________________________________

TABLE CONTENTS

Clause		Page
1	Certain Definitions	1
2	Amendments to Credit Agreement	2
3	Additional Commitments	2
4	Reallocation	2
5	Conditions Precedent	3
6	Reference to and Effect on the Credit Agreement	4
7	Miscellaneous	4

Exhibit A    Commitments
Exhibit B    Advances

THIS AMENDMENT NO. 1 TO EIGHTH AMENDED AND RESTATED CREDIT
AGREEMENT dated as of December 29, 2022 (this "Agreement") is among:

(1)VERTICAL HORIZONS, LTD., a Cayman Islands exempted company (the "Borrower");

(2)EACH LENDER IDENTIFIED ON THE SIGNATURE PAGES HERETO;

(3)CITIBANK, N.A., as the Facility Agent acting on behalf of the Lenders;

(4)CITIBANK, N.A., in its capacity as the Arranger (the "Arranger"); and

(5)BANK OF UTAH, not in its individual capacity but solely as Security Trustee acting on behalf of the Facility Agent and the Lenders.

WHEREAS, the parties hereto entered into the eighth amended and restated credit agreement dated as of June 30, 2022 (the "Credit Agreement"), among the Borrower, each Lender identified on Schedule I thereto, the Facility Agent, the Arranger and the Security Trustee, pursuant to which the Lenders made Loans available with respect to the Aircraft;

WHEREAS, in connection with the Credit Agreement the Borrower issued original Loan Certificates to Barclays Bank PLC and Deutsche Bank AG New York Branch (each, an "Upsizing Lender") (the “Initial Loan Certificates”);

WHEREAS, Clause 19.3(c)(ii) of the Credit Agreement provides for a facility increase amendment pursuant to which one or more of the Lenders may agree to provide Additional Commitments and Schedule II to the Credit Agreement would be amended to reflect such Additional Commitments;

WHEREAS, the parties hereto now wish to amend the Credit Agreement as more particularly set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.CERTAIN DEFINITIONS

1.1Except as otherwise defined in this Agreement, terms used herein in capitalized form shall have the meanings attributed thereto in the Credit Agreement.

1.2Unless the context otherwise requires, any reference herein to any of the Operative Documents refers to such document as it may be modified, amended or supplemented from time to time in accordance with its terms and the terms of each other agreement restricting the modification, amendment or supplement thereof.

2.AMENDMENTS TO CREDIT AGREEMENT

As of the date on which all of the conditions precedent listed in Clause 5 are either satisfied or waived in writing by the Facility Agent (hereinafter referred to as, the "Effective Date"), the Credit Agreement shall be amended as follows:

2.1.1Clause 19.3(c)(ii) of the Credit Agreement is hereby amended by replacing the phrase "December 31, 2022" with the phrase "March 1, 2023".

2.1.2Schedule II of the Credit Agreement is hereby deleted in its entirety and replaced in the form of Exhibit A attached hereto.

2.1.3Schedule III of the Credit Agreement is hereby deleted in its entirety and replaced in the form of Exhibit B attached hereto.

3.ADDITIONAL COMMITMENTS

3.1In accordance with Clause 19.3(c)(ii) of the Credit Agreement, the Borrower hereby requests that the Upsizing Lenders provide an Additional Commitment in the amount set forth below:

Lender	Additional Commitment
Barclays Bank PLC	$5,000,000
Deutsche Bank AG New York Branch	$5,000,000

3.2Each Lender listed above hereby agrees to provide an Additional Commitment in the amount set forth above.

3.3The Borrower agrees to issue new Loan Certificates to the Lenders reflecting the amounts of their respective Maximum Commitment as reflected on Exhibit A attached hereto after giving effect to this Amendment (the “New Loan Certificates”).

3.4Immediately upon the issuance of the New Loan Certificates the Initial Loan Certificates will be deemed canceled and shall have no further effect.

3.5Any requirements contained in the Credit Agreement in respect of minimum borrowing, pro rata borrowing and pro rata payments shall not apply to the transactions effected pursuant to this Amendment.

4.REALLOCATION

On the Effective Date the aggregate outstanding principal amount of the Loan shall be deemed to have been repaid and reborrowed such that the outstanding principal amount of the Loan owed to each Lender shall be reallocated pursuant to the Credit Agreement.

5.CONDITIONS PRECEDENT

It is agreed that the effectiveness of this Agreement is subject to the fulfillment of the following conditions precedent:

5.1.1this Agreement shall have been duly authorized, executed and delivered by the party or parties thereto, shall be satisfactory in form and substance to the Facility Agent and shall be in full force and effect and executed counterparts shall have been delivered to the Facility Agent and its counsel;

5.1.2the Borrower shall issue a Loan Certificate to each Upsizing Lender in an aggregate original principal amount equal to such Upsizing Lender's Maximum Commitment set forth in Exhibit A hereto;

5.1.3the Facility Agent shall have received a certificate of:

(a)Frontier Group Holdings, Frontier Holdings and Frontier Airlines as to the Person or Persons authorized to execute and deliver this Agreement and any other documents to be executed and delivered by such entity in connection with the transactions contemplated hereby and as to the signature of such Person or Persons; and

(b)a certificate of the Borrower as to the Person or Persons authorized to execute and deliver this Agreement and any other documents to be executed and delivered by the Borrower in connection with the transactions contemplated hereby and as to the signature of such Person or Persons;

5.1.4no Default or Event of Default shall have occurred and be continuing;

5.1.5each Guarantee shall be in full force and effect after giving effect to this Agreement;

5.1.6the Borrower shall have paid all fees and expenses of the Lenders and the Upsizing Lenders in connection with the transactions contemplated by this Agreement;

5.1.7the Loans have not become due and payable or will, with the passing of time, become due and payable pursuant to clause 5.9(c), (d), or (e) of the Credit Agreement;

5.1.8the Facility Agent shall have received evidence that (i) the Borrower is in compliance with the LTV Test on the most recent LTV Test Date and (ii) Frontier Group Holdings has, as of such date, Unrestricted Cash and Cash Equivalents in an aggregate amount of not less than [***];

5.1.9the Facility Agent (with sufficient copies for each Lender and the Security Trustee) shall have received an opinion addressed to each Lender, and each Agent from special counsel to the Borrower, in New York satisfactory in form and substance to such Lender, as to the valid, binding and enforceable nature of this Amendment and the documents contemplated herein and due execution by the Borrower; and

5.1.10the Facility Agent (with sufficient copies for each Lender and the Security Trustee) shall have received an opinion addressed to each Lender, and each Agent from special counsel to the Borrower, in Cayman Islands satisfactory in form and substance to such lender, as to the due capacity and authority of the Borrower.

6.REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT

The Credit Agreement and the other Operative Documents, as specifically amended by this Agreement, shall continue to be in full force and effect. This Agreement shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Operative Documents not expressly referred to herein.

7.MISCELLANEOUS

7.1This Agreement shall in all respects be governed by, and construed in accordance with, the law of the State of New York.

7.2This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by e-mail (PDF) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. A party’s electronic signature (complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) shall have the same validity and effect as a signature affixed by the party’s hand.

7.3Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified, except by an instrument in writing signed by the party or parties hereto.

7.4The provisions of the Credit Agreement with respect to delivery of notices, jurisdiction, service of process, waiver of trial by jury, venue and inconvenient forum are incorporated in this Agreement by reference as if such provisions were set forth herein.

7.5This Agreement shall be deemed an "Operative Document" as such term is defined in Annex A to the Credit Agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER

VERTICAL HORIZONS, LTD., Borrower

By:    /s/ Evert Brunekreef
Name: Evert Brunekreef
Title: Director

Amendment No. 1 to Eighth Amended and Restated Credit Agreement Signature Page (Citi/Frontier PDP)

SECURITY TRUSTEE

BANK OF UTAH, not in its individual capacity but solely as Security Trustee

By: /s/ Jon Croasmun
Name: Jon Croasmun
Title: Senior Vice President

By: /s/ Michael Arsenault
Name: Michael Arsenault
Title: Senior Vice President

Amendment No. 1 to Eighth Amended and Restated Credit Agreement Signature Page (Citi/Frontier PDP)

FACILITY AGENT

CITIBANK, N.A., as Facility Agent By:     /s/ Joseph Shanahan
Name: Joseph Shanahan
Title: Vice President

Amendment No. 1 to Eighth Amended and Restated Credit Agreement Signature Page (Citi/Frontier PDP)

ARRANGER
CITIBANK, N.A., as Arranger By: /s/ Joseph Shanahan
Name: Joseph Shanahan
Title: Vice President

Amendment No. 1 to Eighth Amended and Restated Credit Agreement Signature Page (Citi/Frontier PDP)

LENDERS
CITIBANK, N.A., as a Lender By: /s/ Joseph Shanahan
Name: Joseph Shanahan
Title: Vice President

Amendment No. 1 to Eighth Amended and Restated Credit Agreement Signature Page (Citi/Frontier PDP)

BARCLAYS BANK PLC, as a Lender

By: /s/ Charlene Saldanha
Name: Charlene Saldanha
Title: Vice President

Amendment No. 1 to Eighth Amended and Restated Credit Agreement Signature Page (Citi/Frontier PDP)

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:    /s/ Jessica Lutrario     Name: Jessica Lutrario
Title: Associate
###
### ### ####

By:    /s/ Philip Tancorra     Name: Philip Tancorra
Title: Vice President
###
### ### ####

Amendment No. 1 to Eighth Amended and Restated Credit Agreement Signature Page (Citi/Frontier PDP)

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:    /s/ Jake Dowden
Name: Jake Dowden
Title: Vice President

Amendment No. 1 to Eighth Amended and Restated Credit Agreement Signature Page (Citi/Frontier PDP)

Each Guarantor hereby acknowledges and agrees that notwithstanding the amendments contemplated by this Agreement, each Guarantee shall remain in full force and effect and shall be a guarantee of the Borrower's obligations as amended by this Agreement.

Acknowledged and agreed:

GUARANTORS

FRONTIER GROUP HOLDINGS, INC., as a
Guarantor

By:    /s/ Howard Diamond
Name: Howard Diamond
Title: Senior Vice President, General Counsel and Secretary

FRONTIER AIRLINES HOLDINGS, INC., as a
Guarantor

By:    /s/ Howard Diamond
Name: Howard Diamond
Title: Senior Vice President, General Counsel and Secretary

FRONTIER AIRLINES, INC., as a Guarantor

By:    /s/ Howard Diamond
Name: Howard Diamond
Title: Senior Vice President, General Counsel and Secretary

Amendment No. 1 to Eighth Amended and Restated Credit Agreement Signature Page (Citi/Frontier PDP)

Lender

EXHIBIT A COMMITMENTS

Participation Percentage1

Maximum Commitment

Citibank, N.A.    50.0000%     US$145,000,000

Barclays Bank PLC    17.2414%     US$50,000,000

Deutsche Bank AG New York Branch

Morgan Stanley Senior Funding, Inc.

17.2414%    US$50,000,000

15.5172%    US$45,000,000

The amounts set forth above are subject to amendment in accordance with Clause 19.3(c)(ii) of the Credit Agreement; provided that the aggregate Maximum Commitment does not exceed
[***].

1 The percentage is rounded to the 4th decimal place.

EXHIBIT B SCHEDULE III – ADVANCES